UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2007
PREMIUM STANDARD FARMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51347 (Commission File Number)	43-1455411 (IRS Employer Identification No.)
805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105
(Address of principal executive offices)
(816) 472-7675
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 23, 2007, at a special meeting of the stockholders of Premium Standard Farms, Inc. (“PSF”), PSF’s common stockholders voted to approve the merger agreement with Smithfield Foods, Inc. (“Smithfield”). A copy of the press release announcing the approval is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d)    Exhibits.
     99.1     Press Release issued by Premium Standard Farms, Inc., dated February 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIUM STANDARD FARMS, INC.
	By:	/s/ Dennis D. Rippe
		Name:	Dennis D. Rippe
Date: February 23, 2007		Title:	Vice President, Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Premium Standard Farms, Inc., dated February 23, 2007